UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2019

NeuBase Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(646) 450-1790
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 12, 2019, NeuBase Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission reporting, among other things, that on July 12, 2019, the Company, formerly known as Ohr Pharmaceutical, Inc. (“Ohr”), completed its business combination with a Delaware corporation that was previously known as “NeuBase Therapeutics, Inc.” (“Private NeuBase”). The Original Form 8-K was amended by Amendment No. 1 on Current Report on Form 8-K/A, filed on July 17, 2019 (“Amendment No. 1” and, together with the Original Form 8-K, the “Prior Form 8-K”), to, among other things, report certain historical interim financial statements of Private NeuBase. This Amendment No. 2 on Current Report on Form 8-K/A (this “Amendment No. 2”) amends the Prior Form 8-K to restate the unaudited interim financial statements of Private NeuBase as of and for the three months ended December 31, 2018 and the three and six months ended March 31, 2019.

This Amendment No. 2 does not otherwise update the disclosures set forth in the Prior Form 8-K and does not otherwise reflect events occurring after the original filing of the Original Form 8-K or Amendment No. 1, as applicable.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited interim financial statements of Private NeuBase as of and for the three months ended December 31, 2018 and for the three and six months ended March 31, 2019 are filed as Exhibit 99.2 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
99.2	Unaudited interim financial statements of Private NeuBase as of and for the three months ended December 31, 2018 and for the three and six months ended March 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC. (Registrant)

Date: March 26, 2020	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer